Goodwill	12 Months Ended
Dec. 31, 2024
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill	GOODWILL
On January 10, 2024, the Company announced a new organization to deliver enhanced product development innovation and efficiency, time-to-market, as well as customer focus by end-market. This new organization implied a change in segment reporting, as described in Note 20. Goodwill was allocated to the new reportable segments, with comparative information adjusted accordingly.
Goodwill allocated to the new reportable segments and changes in the carrying amount of goodwill were as follows:

	AM&S	P&D	MCU	D&RF	Total
December 31, 2022	2	74	211	10	297
Foreign currency translation	—	2	4	—	6
December 31, 2023	2	76	215	10	303
Write-off	(1)	—	—	—	(1)
Foreign currency translation	—	(5)	(7)	—	(12)
December 31, 2024	1	71	208	10	290
In 2024, 2023 and 2022, no impairment loss was recorded by the Company following the annual impairment test conducted in the fourth quarter of each reporting year.